                                                                  [PIONEER Logo]


                              Pioneer Europe Fund

                           -------------------------
                           SEMIANNUAL REPORT 4/30/98
                           -------------------------

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                                                 1

Portfolio Summary                                                        2

Performance Update                                                       3

Portfolio Management Discussion                                          6

Schedule of Investments                                                  9

Financial Statements                                                    16

Notes to Financial Statements                                           22

Report of Independent Public Accountants                                27

Trustees, Officers and Service Providers                                28

Retirement Plans From Pioneer                                           29

 Pioneer Europe Fund

--------------------------------------------------------------------------------
 LETTER FROM THE CHAIRMAN 4/30/98
--------------------------------------------------------------------------------

 Dear Shareowner,
--------------------------------------------------------------------------------

 I am pleased to introduce this report for Pioneer Europe Fund, covering the semiannual period ended April 30, 1998. I thank you for your investment with Pioneer, and appreciate this opportunity to comment briefly on the unique and exciting developments taking place in Europe today.

 European unification has been much discussed over the past decade. We've all heard and read some extremely colorful commentary over the years - about its potential pros and cons, probability and likely effects. Today, reality is starting to replace hyperbole, and we are seeing hints of what the future may hold - a unified Europe with a single currency, tightly managed fiscal and economic policies, and a vast consumer and industrial base. Rarely do we have the opportunity to witness the birth of significant, widespread social and economic change. The introduction of the Europe Monetary Union presents one of those rare occasions, and we are delighted to be both a witness and a participant.

 I encourage you to read on to learn more about Pioneer Europe Fund, the exciting events taking place on the Continent and your investment team's successful strategy. If you have questions about your Fund, please contact your investment professional, or call Pioneer at 1-800-225-6292.

 Respectfully,


 /s/ John F. Cogan, Jr.

 John F. Cogan, Jr.,
 Chairman and President

 Pioneer Europe Fund

--------------------------------------------------------------------------------
 PORTFOLIO SUMMARY 4/30/98
--------------------------------------------------------------------------------

 Portfolio Diversification
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)

[The following information was represented by a pie chart in the printed materials.]

International Common Stocks - 90.7%

Short-Term Cash Equivalents - 4.9%

Depositary Receipts for International Stocks - 3.0%

International Preferred Stocks - 1.3%

Rights and Warrants - 0.1%

 Geographical Distribution
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

[The following information was represented by a bar graph in the printed materials.]

United Kingdom - 20.0%                                   Finland - 5.6%
Germany - 14.8%                                          Denmark - 3.8%
France - 13.6%                                           Belgium - 2.6%
Switzerland - 8.0%                                       Portugal - 1.2%
Netherlands - 7.5%                                       Austria - 1.1%
Spain - 7.1%                                             Norway - 1.0%
Italy - 7.0%                                             Czech Republic 0.8%
Sweden - 5.8%                                            Poland - 0.1%

 10 Largest Holdings
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

 1. Raisio Group Plc      3.46%           6. Schmalbach Lubeca AG          1.37%
--------------------------------------------------------------------------------
 2. MobilCom AG           2.48            7. Select Appointments
                                             Holdings Plc                  1.32
--------------------------------------------------------------------------------
 3. Biora AB              2.34            8. Gehe AG                       1.23
--------------------------------------------------------------------------------
 4. Siebe Plc             1.68            9. Hugo Boss AG                  1.19
--------------------------------------------------------------------------------
 5. Ashtead Group Plc     1.42           10. Adecco SA                     1.19
--------------------------------------------------------------------------------

Fund holdings will vary for other periods.

 Pioneer Europe Fund

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 4/30/98                                      CLASS A SHARES
--------------------------------------------------------------------------------

 Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                    4/30/98       10/31/97

                              $34.42        $27.60

 Distributions per Share      Income        Short-Term        Long-Term
 (10/31/97 - 4/30/98)         Dividends     Capital Gains     Capital Gains

                                 --         $0.579            $0.970

 Investment Returns
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 invest ment made in Pioneer Europe Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

------------------------------------------
 Average Annual Total Returns
 (As of April 30, 1998)

               Net Asset   Public Offering
 Period          Value         Price*

 Life-of-Fund    17.93%        16.94%
  (4/2/91)
 5 Years         24.10         22.63
 1 Year          51.24         42.54
------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[The following information was represented by a line graph in the printed materials.]

Growth of $10,000+

--------------------------------------------------------------------------------
                  Pioneer Europe Fund*      MSCI Europe Index
--------------------------------------------------------------------------------
4/30/91             9425                      10000
--------------------------------------------------------------------------------
                    9524                      10354
--------------------------------------------------------------------------------
4/92               10320                      11139
--------------------------------------------------------------------------------
                    9194                      10159
--------------------------------------------------------------------------------
4/93               10265                      11309
--------------------------------------------------------------------------------
                   11346                      12767
--------------------------------------------------------------------------------
4/94               12423                      13775
--------------------------------------------------------------------------------
                   13159                      14202
--------------------------------------------------------------------------------
4/95               13568                      15050
--------------------------------------------------------------------------------
                   15148                      16078
--------------------------------------------------------------------------------
4/96               16447                      17451
--------------------------------------------------------------------------------
                   17852                      18886
--------------------------------------------------------------------------------
4/97               19974                      21109
--------------------------------------------------------------------------------
                   22894                      23794
--------------------------------------------------------------------------------
4/98               30208                      30712
--------------------------------------------------------------------------------

+ Index comparison begins April 30, 1991. The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer Europe Fund

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 4/30/98                                      CLASS B SHARES
--------------------------------------------------------------------------------

 Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                    4/30/98       10/31/97

                              $33.32        $26.88

 Distributions per Share      Income        Short-Term        Long-Term
 (10/31/97 - 4/30/98)         Dividends     Capital Gains     Capital Gains

                                 --         $0.579            $0.970

 Investment Returns
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

------------------------------------------
 Average Annual Total Returns
 (As of April 30, 1998)

                       If        If
 Period               Held    Redeemed*

 Life-of-Fund        24.91%    24.66%
 (4/4/94)
 1 Year              50.07     46.07
------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes rein vestment of distributions. The maximum CDSC of 4% declines over six years.

[The following information was represented by a line graph in the printed materials.]

Growth of $10,000+

--------------------------------------------------------------------------------
                        Pioneer Europe Fund*        MSCI Europe Index
--------------------------------------------------------------------------------
4/30/94                      10000                       10000
--------------------------------------------------------------------------------
                             10124                        9971
--------------------------------------------------------------------------------
  10/94                      10539                       10310
--------------------------------------------------------------------------------
                              9916                        9893
--------------------------------------------------------------------------------
   4/95                      10838                       10925
--------------------------------------------------------------------------------
                             12268                       11841
--------------------------------------------------------------------------------
  10/95                      12060                       11671
--------------------------------------------------------------------------------
                             12348                       12206
--------------------------------------------------------------------------------
   4/96                      13048                       12668
--------------------------------------------------------------------------------
                             13191                       12745
--------------------------------------------------------------------------------
  10/96                      14089                       13710
--------------------------------------------------------------------------------
                             15460                       14724
--------------------------------------------------------------------------------
   4/97                      15707                       15324
--------------------------------------------------------------------------------
                             17583                       17564
--------------------------------------------------------------------------------
  10/97                      17943                       17273
--------------------------------------------------------------------------------
                             19221                       18936
--------------------------------------------------------------------------------
   4/98                      23371                       22295
--------------------------------------------------------------------------------

+ Index comparison begins April 30, 1994. The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer Europe Fund

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 4/30/98                                     CLASS C SHARES
--------------------------------------------------------------------------------

 Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                    4/30/98       10/31/97

                              $33.16        $26.73

 Distributions per Share      Income        Short-Term        Long-Term
 (10/31/97 - 4/30/98)         Dividends     Capital Gains     Capital Gains

                                 --         $0.579            $0.970

 Investment Returns
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

------------------------------------------
 Average Annual Total Returns
 (As of April 30, 1998)

                      If        If
 Period              Held    Redeemed*
 Life-of-Fund       33.31%    33.31%

 (1/31/96)
 1 Year             50.29     50.29
------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

[The following information was represented by a line graph in the printed materials.]

Growth of $10,000

--------------------------------------------------------------------------------
                         Pioneer Europe Fund*     MSCI Europe Index
--------------------------------------------------------------------------------
1/31/96                         10000                   10000
--------------------------------------------------------------------------------
   4/96                         10542                   10378
--------------------------------------------------------------------------------
                                10678                   10441
--------------------------------------------------------------------------------
  10/96                         11396                   11232
--------------------------------------------------------------------------------
                                12505                   12063
--------------------------------------------------------------------------------
   4/97                         12705                   12554
--------------------------------------------------------------------------------
                                14226                   14389
--------------------------------------------------------------------------------
  10/97                         14520                   14151
--------------------------------------------------------------------------------
                                15559                   15513
--------------------------------------------------------------------------------
   4/98                         19095                   18265
--------------------------------------------------------------------------------

     The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer Europe Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 4/30/98
--------------------------------------------------------------------------------

 Dear Shareowner,
--------------------------------------------------------------------------------

 The road to Euroland is paved with many opportunities, and we are pleased to report that Pioneer Europe Fund - with its emphasis on "bottom-up" stock selection - is reaping the rewards. For the six months ended April 30, 1998, the Fund delivered total returns of 31.95% for Class A Shares, 31.36% for Class B Shares and 31.51% for Class C Shares - all at net asset value. These returns were well ahead of the 26.03% average for the 93 European region funds tracked by Lipper Analytical Services. The unmanaged Morgan Stanley Capital International (MSCI) Europe Index posted a total return of 29.07% for the same period.

 Moving toward a United States of Europe

 In early 1999, most of Western Europe will take the first step toward economic unification when banks and stock exchanges begin using Europe's new single currency, the euro. The 11 first-round adoptees - Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain - will replace their currencies with the euro by 2002. Anticipation of the common currency is yielding many benefits, including corporate restructurings, lower interest rates and booming stock markets.

 European markets performed very well over the past six months, with the top-performing countries of Italy, Spain and Portugal climbing approximately 50% in U.S. dollars. Holdings from these three countries comprised 15% of the portfolio at the end of the period. Strong fiscal discipline and stronger-than-expected economic growth is producing smaller public deficits, lowering inflation and, ultimately, prompting greater consumer confidence. Interest rates among these southern countries have also fallen, sparking a convergence of yields with other, traditionally lower-risk, lower-yielding European bond markets.

 The Fund's holdings in Germany and France climbed from 22% on October 31, 1997, to 28% on April 30. We are encouraged by improving employment statistics and signs that their economic growth is increas-

 Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 ingly being driven by domestic demand - not just exports. Accordingly, we've been selectively adding to assets in both countries - including SGS-Thomson Microelectronics (France) and MobilCom (Germany). Incidentally, MobilCom, the Fund's second largest holding on April 30, was also the best performing stock during the period with a return of 392% in U.S. dollars.

 Keeping Perspective during Euro Euphoria

 As Europe moves closer to the introduction of the euro, the benefits of the single currency are becoming more pronounced. Now more than ever, navigating Europe's equity markets requires a keen assessment of the inherent risks and rewards. Disparate economies and conflicting sentiments about the severe fiscal and monetary guidelines set by the Maastricht Treaty are still visible. Thus, the challenge of identifying the potential winners - and avoiding the losers - requires in-depth research on a company-by-company basis.

 Financial stocks have been the chief beneficiaries of the pending monetary union. The Fund's investments in asset managers Internationale Nederlanden Groep (Netherlands) and Julius Baer Holding (Switzerland) are profiting from the popularity of pension- and investment-related products and declining interest rates. Italian-based Banca Fideuram, which made a nice contribution to performance over the past six months, may have started to become overvalued and we took some gains during the period. Within the telecommunications industry, cellular providers Telecom Italia Mobile (Italy) and Telecel-Comunicacaoes Pessoais (Portugal) climbed 60% and 115%, respectively. Mannesmann (Germany), an equipment and telecommunications enterprise, provides an excellent example of a company's ability to adapt in Europe's more competitive environment. Five years ago, this heavy equipment manufacturer purchased a license to offer cellular service. The emerging telecom company has been so successful that management is divesting its less profitable divisions and reallocating resources to its telecommunications arm. It has purchased stakes in Italian, Austrian and French cellular companies in an effort to build a pan-European cellular network. We think this enterprise exemplifies the potential a unified Europe offers to alert and astute companies.

 Pioneer Europe Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 4/30/98                            (continued)
--------------------------------------------------------------------------------

 While Raisio Group (Finland) and Biora (Sweden) continue to rank among the Fund's larger holdings, several new holdings rotated into the ranks of the 10 largest investments. These range from pharmaceutical-wholesaler Gehe (Germany) to temporary-help agency Adecco (France). Apparel maker Hugo Boss (Germany) is an example of a restructured company that's now offering tremendous growth opportunities. Suffering under poor management, the company was purchased by an Italian group in the early 1990s. Building on the superb reputation of its men's clothing, it is currently marketing three lines to business and advertising professionals and will introduce a more casual line later this year.

 Europe's New World Economy - A Boon for Investors

 Prospects for Europe's evolving economy are bright indeed. Companies are consolidating and restructuring in anticipation of a more level playing field, one in which creditworthiness rather than exchange-rate risk will be an important determinant of future growth. Furthermore, government-coddled monopolies are falling prey to the pressures of a global economy. More and more, efficiency-driven businesses are demanding lower prices and better service from monopolies. This is sparking a drive for deregulation of previously closed industries ranging from energy to air travel to postal service.

 Companies are becoming more accountable to their shareholders, creating a bonanza of opportunities for investors. In today's environment of declining interest rates and low inflation, we believe the groundwork is being laid for Europe's reemergence as one of the world's biggest and most efficient marketplaces. And we believe Pioneer Europe Fund is well-positioned to capitalize on this historic event.

 Respectfully,


 /s/ Patrick M. Smith

 Patrick M. Smith,
 Portfolio Manager

 Pioneer Europe Fund

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 4/30/98
--------------------------------------------------------------------------------

   Shares                                                                  Value

            INVESTMENT IN SECURITIES - 95.1%
            PREFERRED STOCKS - 1.3%

   15,280   Bau Holdings AG                                       $      707,940
   55,000   Henkel KGaA (Non-voting)                                   4,291,846
                                                                  --------------
            Total Preferred Stocks
            (Cost $3,852,782)                                     $    4,999,786
                                                                  --------------
            COMMON STOCKS - 93.7%
            Basic Materials - 3.2%
            Containers & Packaging (Paper) - 2.1%

   21,200   Schmalbach Lubeca AG                                  $    5,220,534
    6,500   Viag AG                                                    3,293,295
                                                                  --------------
                                                                  $    8,513,829
                                                                  --------------
            Paper & Forest Products - 1.1%

  160,000   NV Koninklijke KNP BT                                 $    4,395,822
                                                                  --------------
            Total Basic Materials                                 $   12,909,651
                                                                  --------------
            Capital Goods - 15.4%
            Aerospace/Defense - 1.0%

  125,400   British Aerospace Plc                                 $    4,197,228
                                                                  --------------
            Electrical Equipment - 2.0%

    2,340   ABB AG (Bearer Shares)                                $    3,835,810
   45,000   Phillips Electronics NV                                    3,965,150
                                                                  --------------
                                                                  $    7,800,960
                                                                  --------------
            Engineering & Construction - 3.3%

1,200,000   Ashtead Group Plc                                     $    5,419,547
   35,000   Technip                                                    4,448,511
   24,500   VA Technologies AG                                         3,521,760
                                                                  --------------
                                                                  $   13,389,818
                                                                  --------------
            Machinery (Diversified) - 4.6%

   17,000   IWKA AG                                               $    4,008,138
   50,000   Sidel, SA (Bearer Shares)                                  3,826,318
  282,000   Siebe Plc                                                  6,386,080
  247,300   Valmet Corp.                                               4,181,857
                                                                  --------------
                                                                  $   18,402,393
                                                                  --------------


   The accompanying notes are an integral part of these financial statements.  9

  Pioneer Europe Fund

--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS 4/30/98                                    (continued)
--------------------------------------------------------------------------------

   Shares                                                                  Value

            Manufacturing (Diversified) - 3.6%

  135,000   Bodycote International Plc                            $    2,705,257
    5,000   Mannesmann AG                                              3,968,564
1,300,000   Powerscreen International Plc                              4,022,842
  700,000   TT Group Plc                                               3,828,809
                                                                  --------------
                                                                  $   14,525,472
                                                                  --------------
            Office Equipment & Supplies - 0.9%

   96,850   Koninkluke Ahrend NV                                  $    3,356,022
                                                                  --------------
            Total Capital Goods                                   $   61,671,893
                                                                  --------------
            Communication Services - 6.1%
            Cellular/Wireless Telecommunications - 2.9%

   12,750   MobilCom AG                                           $    9,451,814
   12,900   Telecel-Comunicacaoes Pessoais, SA*                        2,314,216
                                                                  --------------
                                                                  $   11,766,030
                                                                  --------------
            Telephone - 3.2%

   45,000   Portugal Telecom SA (Sponsored A.D.R.)                $    2,418,750
  296,666   Telecom Italia SpA                                          2,218486
  620,000   Telecom Italia SpA Di Risp                                 3,268,223
  270,000   Telecom Italia Mobile SpA                                  1,539,069
   72,000   Telefonica de Espana                                       3,006,697
    6,545   Telefonica de Espana (E Shares)*                             273,317
                                                                  --------------
                                                                  $   12,724,542
                                                                  --------------
            Total Communication Services                          $   24,490,572
                                                                  --------------

            Consumer Cyclicals - 18.2%
            Auto Parts & Equipment - 0.5%

   21,000   Sylea SA                                              $    1,904,009
                                                                  --------------
            Consumer (Jewelry, Novelties & Gifts) - 1.0%

   72,000   Safilo SpA                                            $    2,466,574
   16,000   TAG Heuer International SA (Registered)*                   1,684,547
                                                                  --------------
                                                                  $    4,151,121
                                                                  --------------

            Household Furnishings & Appliances - 2.0%

    7,700   Forbo Holding AG                                      $    3,950,823
  140,000   Moulinex*                                                  4,162,036
                                                                  --------------
                                                                  $    8,112,859
                                                                  --------------

            Publishing - 0.8%

  214,500   Elsevier NV                                           $    3,238,577
                                                                  --------------


10   The accompanying notes are an integral part of these financial statements.

  Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value

          Retail (Department Stores) - 0.9%

 74,400   Metro AG                                                $    3,674,176
                                                                  --------------
          Retail (Specialty) - 2.7%

420,000   Arriva Plc                                              $    2,964,693
670,000   Carpetright Plc                                              3,877,652
 22,700   Selecta Group*                                               3,811,821
                                                                  --------------
                                                                  $   10,654,166
                                                                  --------------
          Services (Commercial & Consumer) - 7.7%

 67,500   Falck AS                                                $    3,936,435
 80,000   Hagemeyer NV                                                 3,821,593
182,000   Hays Plc                                                     3,096,066
 57,000   ISS International Service System A/S  (Class B)              3,082,500
    800   Kuoni Reisen Holding AG (Series B) (Registered)              4,291,331
317,311   Prosegur SA                                                  3,958,575
585,000   Rentokil Initial Plc                                         3,777,123
360,000   Select Appointments Holdings Plc                             5,016,091
                                                                  --------------
                                                                  $   30,979,714
                                                                  --------------
          Textiles (Apparel) - 1.6%

 70,000   Fila Holding SpA (Sponsored A.D.R.)                     $    1,662,500
  2,700   Hugo Boss AG                                                 4,516,303
                                                                  --------------
                                                                  $    6,178,803
                                                                  --------------
          Textiles (Home Furnishings) - 1.0%

153,000   Industrie Natuzzi SpA (Sponsored A.D.R.)                $    3,930,188
                                                                  --------------
          Total Consumer Cyclicals                                $   72,823,613
                                                                  --------------
          Consumer Staples - 13.3%
          Beverages (Non-Alcoholic) - 0.8%

100,000   Louis Dreyfus Citrus                                    $    3,327,233
                                                                  --------------
          Broadcasting (Television/Radio/Cable) - 1.7%

115,000   Central European Media Enterprises Ltd.*                $    3,212,813
195,000   Schibsted ASA                                                3,713,514
                                                                  --------------
                                                                  $    6,926,327
                                                                  --------------
          Distributors (Food & Health) - 1.2%

 90,000   Gehe AG                                                 $    4,665,292
                                                                  --------------
          Foods - 3.3%

 71,700   Raisio Group Plc                                        $   13,178,815
                                                                  --------------


 The accompanying notes are an integral part of these financial statements.   11

  Pioneer Europe Fund

--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS 4/30/98                                  (continued)
--------------------------------------------------------------------------------

 Shares                                                                    Value

          Household Products (Non-Durables) - 1.1%

 85,000   Hunter Douglas NV                                       $    4,144,597
                                                                  --------------
          Restaurants - 0.8%

180,200   Compass Group Plc                                       $    3,115,934
                                                                  --------------
          Retail Stores (Food Chains) - 2.2%

  6,000   Carrefour SA                                            $    3,438,696
 55,000   Delhaize-Le Lion, SA                                         3,642,089
 37,000   G.I.B. Holdings Ltd.                                         1,820,098
                                                                  --------------
                                                                  $    8,900,883
                                                                  --------------
          Services (Employment) - 1.1%

 10,317   Adecco SA                                               $    4,514,009
                                                                  --------------
          Services (Facilities & Environment) - 1.1%

498,000   Kwik-Fit Holdings Plc                                   $    4,331,623
                                                                  --------------
          Total Consumer Staples                                  $   53,104,713
                                                                  --------------
          Energy - 1.9%
          Oil (International Integrated) - 1.0%

 30,000   Elf Aquitaine SA                                        $    3,937,781
                                                                  --------------
          Oil & Gas (Exploration/Production) - 0.9%

 54,000   VEBA AG                                                 $    3,569,701
                                                                  --------------
          Total Energy                                            $    7,507,482
                                                                  --------------
          Financial - 17.1%
          Banks (Major Regional) - 8.8%

395,000   Banca Fideuram SpA                                      $    2,552,558
279,900   Banca Popolare di Milano                                     2,575,709
 72,000   Banco de Santander SA                                        3,805,647
 25,800   Compagnie Financiere de Paribas                              2,746,964
 50,000   Credit Commercial de France                                  3,992,680
 53,000   DePfa-Bank                                                   4,091,466
120,000   HSBC Holdings Plc                                            3,642,637
  1,500   Julius Baer Holding AG                                       4,138,069
 80,000   Svenska Handelbanken                                         3,626,970
 50,000   Unidanmark A/S                                               4,202,080
                                                                  --------------
                                                                  $   35,374,780
                                                                  --------------
          Financial (Diversified) - 1.0%

 60,000   Internationale Nederlanden Groep NV                     $    3,899,807
                                                                  --------------
          Insurance (Life/Health) - 1.8%

 75,000   Mapfre Vida Seguros                                     $    3,742,613
113,000   Mediolanum SpA                                               3,386,460
                                                                  --------------
                                                                  $    7,129,073
                                                                  --------------


12    The accompanying notes are an integral part of these financial statements.

  Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                                    Value

          Insurance (Multi-Line) - 4.6%

 35,000   Axa SA                                                  $    4,110,797
 30,000   Axa Colonia Konzern AG                                       3,845,939
 59,700   Catalana Occidente SA                                        4,100,210
 16,000   Union Des Assurances Federal                                 2,504,741
  6,000   Zurich Versicherungsgesellschaft (Registered)                3,654,295
                                                                  --------------
                                                                  $   18,215,982
                                                                  --------------
          Investment Management - 0.9%

330,000   Amvescap Plc                                            $    3,725,938
                                                                  --------------
          Total Financial                                         $   68,345,580
                                                                  --------------
          Healthcare - 8.7%
          Healthcare (Drugs/Major Pharmaceuticals) - 4.5%

178,666   Astra AB                                                $    3,669,322
 70,000   Fabrica Espanola de Productos Quimicos y
          Farmaceuticos, SA                                            4,090,611
  6,000   Fabrica Espanola de Productos Quimicos y
          Farmaceuticos, SA (E Shares)*                                  346,684
 17,000   Jelfa SA*                                                      470,484
  1,700   Novartis AG                                                  2,809,356
    210   Roche Holdings AG                                            2,127,707
    910   UCB SA                                                       4,351,019
                                                                  --------------
                                                                  $   17,865,183
                                                                  --------------
          Healthcare (Long-Term Care) - 0.4%

 85,000   Marseille-Kliniken AG*                                  $    1,582,409
                                                                  --------------
          Healthcare (Medical Products/Supplies) - 3.8%

592,200   Biora AB*                                               $    8,911,302
127,500   Biora AB (A.D.R.)*                                           4,000,313
800,000   Esaote Biomedica SpA                                         2,390,722
                                                                  --------------
                                                                  $   15,302,337
                                                                  --------------
          Total Healthcare                                        $   34,749,929
                                                                  --------------
          Technology - 6.9%
          Communications Equipment - 2.1%

 23,500   Alcatel Alsthom SA                                      $    4,359,092
 62,000   Nokia AB                                                     4,136,714
                                                                  --------------
                                                                  $    8,495,806
                                                                  --------------


The accompanying notes are an integral part of these financial statements.    13

  Pioneer Europe Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/98                                      (continued)
--------------------------------------------------------------------------------

 Shares                                                                    Value

          Computers (Networking) - 0.8%

107,000   Olicom AS*                                              $    3,290,250
                                                                  --------------
          Computers (Software & Services) - 0.9%

400,000   JBA Holdings Plc                                        $    3,546,123
                                                                  --------------
          Electronics (Component Distributors) - 1.6%

460,000   Electrocomponents Plc                                   $    4,474,304
 38,000   Telefonaktiebolaget LM Ericsson (Series B)                   2,002,583
                                                                  --------------
                                                                  $    6,476,887
                                                                  --------------
          Electronics (Semiconductors) - 1.1%

 50,000   SGS - Thomson Microelectronics NV*                      $    4,275,495
                                                                  --------------
          Services (Data Processing) - 0.4%

 35,000   Getronics NV                                            $    1,548,933
                                                                  --------------
          Total Technology                                        $   27,633,494
                                                                  --------------
          Transportation - 2.0%
          Airlines - 0.9%

370,000   BAA Plc                                                 $    3,776,830
                                                                  --------------
          Railways - 1.1%

210,000   Stagecoach Holdings Plc                                 $    4,225,741
                                                                  --------------
          Total Transportation                                    $    8,002,571
                                                                  --------------
          Utilities - 0.9%
          Electric Companies - 0.9%

150,000   Empresa National de Electridad SA                       $    3,644,123
                                                                  --------------
          Total Utilities                                         $    3,644,123
                                                                  --------------
          Total Common Stocks
          (Cost $272,468,637)                                     $  374,883,621
                                                                  --------------
          RIGHTS & WARRANTS - 0.1%

13,548    Stagecoach Holdings Plc, 5/22/98*                       $       32,406
60,000    Banca Popolare di Bergamo, 3/31/04*                            474,081
                                                                  --------------
          Total Rights & Warrants

          (Cost $10,709)                                          $      506,487
                                                                  --------------
          TOTAL INVESTMENT IN SECURITIES

          (Cost $276,332,128) (a)                                 $  380,389,894
                                                                  --------------


14    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal
  Amount

              TEMPORARY CASH INVESTMENTS - 4.9%
              Commercial Paper - 4.9%

$10,000,000   Household Finance Corp., 5.51%, 5/1/98              $   10,000,000
  9,479,000   Texaco Inc., 5.51%, 5/4/98                               9,479,000
                                                                  --------------
              TOTAL TEMPORARY CASH INVESTMENTS

              (Cost $19,479,000)                                  $   19,479,000
                                                                  --------------
              TOTAL INVESTMENT IN SECURITIES AND
              TEMPORARY CASH INVESTMENTS - 100%

              (Cost $295,811,128) (b)                             $  399,868,894
                                                                  ==============

*     Non-income producing security.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:
      United Kingdom                                       20.0%
      Germany                                              14.8
      France                                               13.6
      Switzerland                                           8.0
      Netherlands                                           7.5
      Spain                                                 7.1
      Italy                                                 7.0
      Sweden                                                5.8
      Finland                                               5.6
      Denmark                                               3.8
      Belgium                                               2.6
      Portugal                                              1.2
      Austria                                               1.1
      Norway                                                1.0
      Others (individually less than 1%)                    0.9
                                                          ------
                                                          100.0%
                                                          ------

(b) At April 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $295,814,125 was as follows:

      Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                  $  109,150,303

      Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                      (5,095,534)
                                                                 --------------
      Net unrealized gain                                        $  104,054,769
                                                                 ==============
Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 1998, aggregated $159,723,611 and $45,173,986, respectively.


The accompanying notes are an integral part of these financial statements.    15

  Pioneer Europe Fund

--------------------------------------------------------------------------------
  BALANCE SHEET 4/30/98
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including temporary cash
      investments of $19,479,000) (cost $295,811,128)                    $ 399,868,894
   Foreign currencies, at value                                              3,024,501
   Receivables -
      Investment securities sold                                             4,900,040
      Fund shares sold                                                       7,766,701
      Dividends, interest and foreign taxes withheld                           649,447
   Other                                                                           859
                                                                         -------------
         Total assets                                                    $ 416,210,442
                                                                         -------------
LIABILITIES:
   Payables -
      Investment securities purchased                                    $  13,595,874
      Fund shares repurchased                                                1,900,920
      Forward foreign currency settlement hedge contracts - net                 31,595
      Due to bank                                                               11,748
   Due to affiliates                                                           478,110
   Accrued expenses                                                             87,775
                                                                         -------------
         Total liabilities                                               $  16,106,022
                                                                         -------------
NET ASSETS:
   Paid-in capital                                                       $ 279,348,586
   Accumulated net investment loss                                            (418,025)
   Accumulated undistributed net realized gain on
      investments and foreign currency transactions                         17,120,792
   Net unrealized gain on investments                                      104,057,766
   Net unrealized loss on forward foreign currency contracts and other
      assets and liabilities denominated in foreign currencies                  (4,699)
         Total net assets                                                $ 400,104,420
                                                                         =============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $298,630,336/8,676,422 shares)                      $       34.42
                                                                         =============
   Class B (based on $84,427,069/2,533,999 shares)                       $       33.32
                                                                         =============
   Class C (based on $17,047,015/514,136 shares)                         $       33.16
                                                                         =============
MAXIMUM OFFERING PRICE:
   Class A                                                               $       36.52
                                                                         =============


16    The accompanying notes are an integral part of these financial statements.

  Pioneer Europe Fund

--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
  For the Six Months Ended 4/30/98

INVESTMENT INCOME:

   Dividends (net of foreign taxes withheld of $200,534)          1,346,291
   Interest                                                         456,452
                                                              -------------
         Total investment income                                               $    1,802,743
                                                                               --------------
EXPENSES:

   Management fees                                            $   1,249,236
   Transfer agent fees
      Class A                                                       156,643
      Class B                                                        58,826
      Class C                                                         5,827
   Distribution fees

      Class A                                                       236,005
      Class B                                                       271,081
      Class C                                                        43,861
   Accounting                                                        61,992
   Custodian fees                                                    89,216
   Registration fees                                                 34,390
   Professional fees                                                 30,887
   Printing                                                           8,560
   Fees and expenses of nonaffiliated trustees                        9,039
   Miscellaneous                                                     23,169
                                                              -------------
         Total expenses                                                        $    2,278,732
         Less fees paid indirectly                                                    (39,000)
                                                                               --------------
         Net expenses                                                          $    2,239,732
                                                                               --------------
            Net investment loss                                                $     (436,989)
                                                                               --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:

   Net realized gain from:

      Investments                                             $  17,213,940
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies              739    $   17,214,679
                                                              -------------    --------------
   Change in net unrealized gain from:

      Investments                                             $  55,566,353
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies           (8,494)   $   55,557,859
                                                              -------------    --------------
      Net gain on investments and foreign currency
         transactions                                                          $   72,772,538
                                                                               --------------
      Net increase in net assets resulting from operations                     $   72,335,549
                                                                               ==============


The accompanying notes are an integral part of these financial statements.    17

  Pioneer Europe Fund

--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
  For the Six Months Ended 4/30/98 and the Year Ended 10/31/97


                                                          Six Months Ended    Year Ended
                                                               4/30/98         10/31/97
FROM OPERATIONS:
Net investment income (loss)                                $    (436,989)  $      65,440
Net realized gain on investments
   and foreign currency transactions                           17,214,679      11,830,813
Change in net unrealized gain on investments
   and foreign currency transactions                           55,557,859      28,225,699
                                                            -------------   -------------
      Net increase in net assets resulting from operations  $  72,335,549   $  40,121,952
                                                            -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
      Class A ($0.00 and $0.22 per share, respectively)     $          --   $    (956,926)
      Class B ($0.00 and $0.11 per share, respectively)                --        (105,769)
      Class C ($0.00 and $0.20 per share, respectively)                --         (13,921)
Net realized gain:
      Class A ($1.55 and $1.58 per share, respectively)        (8,775,703)     (6,974,917)
      Class B ($1.55 and $1.58 per share, respectively)        (2,579,252)     (1,552,623)
      Class C ($1.55 and $1.58 per share, respectively)          (378,222)       (110,662)
         Total distributions to shareholders                $ (11,733,177)  $  (9,714,818)
                                                            -------------   -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 213,897,044   $ 125,553,018
Reinvestment of distributions                                  10,774,469       9,105,491
Cost of shares repurchased                                    (86,173,908)    (85,380,022)
                                                            -------------   -------------
      Net increase in net assets resulting from
         fund share transactions                            $ 138,497,605   $  49,278,487
                                                            -------------   -------------
      Net increase in net assets                            $ 199,099,977   $  79,685,621

NET ASSETS:
Beginning of period                                           201,004,443     121,318,822
                                                            -------------   -------------
End of period (including accumulated net investment
   income (loss) of $(418,025) and $18,964,
   respectively)                                            $ 400,104,420   $ 201,004,443
                                                            =============   =============


CLASS A                        '98 Shares      '98 Amount      '97 Shares     '97 Amount
Shares sold                     5,277,211    $ 165,838,275      3,641,336    $ 92,409,000
Reinvestment of distributions     308,496        8,233,759        338,436       7,526,823
Less shares repurchased        (2,425,244)     (73,141,593)    (2,760,613)    (71,517,391)
                               ----------    -------------     ----------    ------------
      Net increase              3,160,463    $ 100,930,441      1,219,159    $ 28,418,432
                               ==========    =============     ==========    ============
CLASS B
Shares sold                     1,271,960    $  38,335,892      1,134,352    $ 28,009,864
Reinvestment of distributions      87,112        2,257,942         68,391       1,490,927
Less shares repurchased          (405,410)     (11,714,483)      (511,877)    (13,113,393)
                               ----------    -------------     ----------    ------------
      Net increase                953,662    $  28,879,351        690,866    $ 16,387,398
                               ==========    =============     ==========    ============
                                                                             ------------
CLASS C
Shares sold                       312,058    $   9,722,877        207,616    $  5,134,154
Reinvestment of distributions      10,969          282,768          4,049          87,741
Less shares repurchased           (43,290)      (1,317,832)       (29,057)       (749,238)
                               ----------    -------------     ----------    ------------
      Net increase                279,737    $   8,687,813        182,608    $  4,472,657
                               ==========    =============     ==========    ============



18    The accompanying notes are an integral part of these financial statements.

 Pioneer Europe Fund

--------------------------------------------------------------------------------
 Financial Highlights 4/30/98
--------------------------------------------------------------------------------

                                                                Six Months Ended        Year Ended         Year Ended
                                                                     4/30/98             10/31/97           10/31/96
CLASS A
Net asset value, beginning of period                              $       27.60       $       23.25     $       21.19
                                                                  -------------       -------------     -------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $       (0.04)      $        0.04     $        0.11
   Net realized and unrealized gain on investments
      and foreign currency transactions                                    8.41                6.11              3.38
                                                                  -------------       -------------     -------------
         Net increase from investment operations                  $        8.37       $        6.15     $        3.49
Distributions to shareholders:
   Net investment income                                                     --               (0.22)               --
   Net realized gain                                                      (1.55)              (1.58)            (1.43)
                                                                  -------------       -------------     -------------
Net increase in net asset value                                   $        6.82       $        4.35     $        2.06
                                                                  -------------       -------------     -------------
Net asset value, end of period                                    $       34.42       $       27.60     $       23.25
                                                                  =============       =============     =============
Total return*                                                             31.95%              28.30%            17.80%
Ratio of net expenses to average net assets                                1.61%**+            1.78%+            1.94%+
Ratio of net investment income (loss) to average net assets               (0.19)%**+           0.19%+            0.57%+
Portfolio turnover rate                                                      37%**               32%               56%
Average brokerage commission per share                            $      0.0095       $      0.0037     $      0.0251
Net assets, end of period (in thousands)                          $     298,630       $     152,267     $      99,915
Ratios assuming no waiver of management fees and
   assumption of expenses by PMC and no reduction
   for fees paid indirectly:
      Net expenses                                                         1.61%**             1.78%             2.00%
      Net investment income (loss)                                        (0.19)%**            0.19%             0.51%
Ratios assuming waiver of management fees and
   reduction for fees paid indirectly:
      Net expenses                                                         1.58%**             1.77%             1.93%
      Net investment income (loss)                                        (0.16)%**            0.20%             0.58%

                                                                Year Ended        Year Ended       Year Ended
                                                                10/31/95(a)        10/31/94         10/31/93
CLASS A
Net asset value, beginning of period                           $       19.91     $       17.73    $       14.63
                                                               -------------     -------------    -------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $        0.12     $        0.10    $        0.04
   Net realized and unrealized gain on investments
      and foreign currency transactions                                 2.57              2.65             3.33
                                                               -------------     -------------    -------------
         Net increase from investment operations               $        2.69     $        2.75    $        3.37
Distributions to shareholders:
   Net investment income                                               (0.01)            (0.31)           (0.09)
   Net realized gain                                                   (1.40)            (0.26)           (0.18)
                                                               -------------     -------------    -------------
Net increase in net asset value                                $        1.28     $        2.18    $        3.10
                                                               -------------     -------------    -------------
Net asset value, end of period                                 $       21.19     $       19.91    $       17.73
                                                               =============     =============    =============
Total return*                                                          15.12%            15.97%           23.47%
Ratio of net expenses to average net assets                             1.76%+            1.86%            2.00%
Ratio of net investment income (loss) to average net assets             0.59%+            0.28%            0.24%
Portfolio turnover rate                                                   62%              100%              69%
Average brokerage commission per share                                    --                --               --
Net assets, end of period (in thousands)                       $      78,505     $      67,375    $      48,827
Ratios assuming no waiver of management fees and
   assumption of expenses by PMC and no reduction
   for fees paid indirectly:
      Net expenses                                                      2.10%             2.48%            2.77%
      Net investment income (loss)                                      0.25%            (0.34)%          (0.53)%
Ratios assuming waiver of management fees and
   reduction for fees paid indirectly:
      Net expenses                                                      1.75%               --               --
      Net investment income (loss)                                      0.60%               --               --

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    19

 Pioneer Europe Fund

--------------------------------------------------------------------------------
 Financial Highlights 4/30/98
--------------------------------------------------------------------------------

                                                    Six Months Ended      Year Ended       Year Ended
                                                        4/30/98(a)         10/31/97         10/31/96
CLASS B
Net asset value, beginning of period                  $      26.88       $      22.74     $      20.92
                                                      ------------       ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $      (0.13)      $      (0.10)    $      (0.04)
   Net realized and unrealized gain on investments
      and foreign currency transactions                       8.12               5.93             3.29
                                                      ------------       ------------     ------------
         Net increase from investment operations      $       7.99       $       5.83     $       3.25
Distributions to shareholders:
   Net investment income                                        --              (0.11)              --
   Net realized gain                                         (1.55)             (1.58)           (1.43)
                                                      ------------       ------------     ------------
Net increase in net asset value                       $       6.44       $       4.14     $       1.82
                                                      ------------       ------------     ------------
Net asset value, end of period                        $      33.32       $      26.88     $      22.74
                                                      ============       ============     ============

Total return*                                                31.36%             27.35%           16.82%
Ratio of net expenses to average net assets                   2.40%**+           2.57%+           2.76%+
Ratio of net investment loss to average net assets           (0.96)%**+         (0.55)%+         (0.23)%+
Portfolio turnover rate                                         37%**              32%              56%
Average brokerage commission per share                $     0.0095       $     0.0037     $     0.0251
Net assets, end of period (in thousands)              $     84,427       $     42,472     $     20,228
Ratios assuming no waiver of management fees
   by PMC and no reduction for fees paid indirectly:
      Net expenses                                            2.40%**            2.57%            2.80%
      Net investment loss                                    (0.96)%**          (0.55)%          (0.27)%
Ratios assuming waiver of management fees by
   PMC and reduction for fees paid indirectly:
      Net expenses                                            2.36%**            2.55%            2.74%
      Net investment loss                                    (0.92)%**          (0.53)%          (0.21)%


                                                        Year Ended       4/4/94 to
                                                        10/31/95(a)       10/31/94
CLASS B
Net asset value, beginning of period                   $      19.80     $      17.96
                                                       ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                        $      (0.02)    $       0.01
   Net realized and unrealized gain on investments
      and foreign currency transactions                        2.56             1.88
                                                       ------------     ------------
         Net increase from investment operations       $       2.54     $       1.89
Distributions to shareholders:
   Net investment income                                      (0.02)           (0.05)
   Net realized gain                                          (1.40)              --
                                                       ------------     ------------
Net increase in net asset value                        $       1.12     $       1.84
                                                       ------------     ------------
Net asset value, end of period                         $      20.92     $      19.80
                                                       ============     ============
Total return*                                                 14.43%           10.55%
Ratio of net expenses to average net assets                    2.49%+           2.47%**
Ratio of net investment loss to average net assets            (0.13)%+         (0.75)%**
Portfolio turnover rate                                          62%             100%
Average brokerage commission per share                           --               --
Net assets, end of period (in thousands)               $      8,826     $      3,037
Ratios assuming no waiver of management fees
   by PMC and no reduction for fees paid indirectly:
      Net expenses                                             2.85%            2.95%**
      Net investment loss                                     (0.49)%          (1.23)%**
Ratios assuming waiver of management fees by
   PMC and reduction for fees paid indirectly:
      Net expenses                                             2.46%              --
      Net investment loss                                     (0.10)%             --

(a) The per share data presented above is based upon average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    20

  Pioneer Europe Fund

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS 4/30/98
--------------------------------------------------------------------------------

                                                 Six Months Ended      Year Ended      1/31/96 to
                                                    4/30/98(a)         10/31/97(a)      10/31/96
CLASS C
Net asset value, beginning of period               $      26.73       $      22.69     $      19.92
                                                   ------------       ------------     ------------
Increase (decrease) from investment operations:
   Net investment loss                             $      (0.11)      $      (0.12)    $         --
   Net realized and unrealized gain on
      investments and foreign currency
      transactions                                         8.09               5.94             2.77
                                                   ------------       ------------     ------------
         Net increase from investment
              operations                           $       7.98       $       5.82     $       2.77
Distributions to shareholders:
   Net investment income                                     --              (0.20)              --
   Net realized gain                                      (1.55)             (1.58)              --
                                                   ------------       ------------     ------------
Net increase in net asset value                    $       6.43       $       4.04     $       2.77
                                                   ------------       ------------     ------------
Net asset value, end of period                     $      33.16       $      26.73     $      22.69
                                                   ------------       ------------     ------------
Total return*                                             31.51%             27.47%           13.91%
Ratio of net expenses to average
   net assets                                              2.31%**+           2.49%+           2.74%**+
Ratio of net investment loss to average
   net assets                                             (0.77)%**+         (0.52)%+          0.00%**+
Portfolio turnover rate                                      37%**              32%              56%
Average brokerage commission per share             $     0.0095       $     0.0037     $     0.0251
Net assets, end of period (in thousands)           $     17,047       $      6,266     $      1,175
Ratios assuming no waiver of management
   fees by PMC and no reduction for fees
   paid indirectly:
     Net expenses                                          2.31%**            2.49%            2.75%**
     Net investment loss                                  (0.77)%**          (0.52)%          (0.01)%**
Ratios assuming waiver of management fees
   by PMC and reduction for fees paid indirectly:
      Net expenses                                         2.28%**            2.46%            2.71%**
      Net investment income (loss)                        (0.74)%**          (0.49)%           0.03%**


(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    21

  Pioneer Europe Fund

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS 4/30/98
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Europe Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may

  Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the

  Pioneer Europe Fund

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS 4/30/98                             (continued)
--------------------------------------------------------------------------------

   U.S. dollar. As of April 30, 1998, the Fund had no outstanding port folio hedges. The Fund's gross forward foreign currency settlement contracts receivable and payable were $5,818,128 and $5,849,723, respectively, resulting in a net payable of $31,595 as of April 30, 1998.

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $89,996 in underwriting commissions on the sale of fund shares during the six months ended April 30, 1998.

F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date.

  Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 1998, $314,555 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $31,740 in transfer agent fees payable to PSC at April 30, 1998.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $131,815 in distribution fees payable to PFD at April 30, 1998.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A

  Pioneer Europe Fund

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS 4/30/98                             (continued)
--------------------------------------------------------------------------------

shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 1998, CDSCs in the amount of $47,751 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 1998, the Fund's expenses were reduced by $39,000 under such arrangements.

6. Line of Credit Facility

 The Fund, along with certain others in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended April 30, 1998, there were no borrowings under this agreement.

  Pioneer Europe Fund

--------------------------------------------------------------------------------
  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Europe Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Europe Fund as of April 30, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Europe Fund as of April 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 5, 1998

  Pioneer Europe Fund

--------------------------------------------------------------------------------
  TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

   Trustees                           Officers

   John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
   Mary K. Bush                         President
   Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice President
   Margaret B.W. Graham               Patrick M. Smith, Vice President
   John W. Kendrick                   William H. Keough, Treasurer
   Marguerite A. Piret                Joseph P. Barri, Secretary
   David D. Tripple
   Stephen K. West
   John Winthrop

   Investment Adviser
   Pioneering Management Corporation

   Custodian
   Brown Brothers Harriman & Co.

   Independent Public Accountants
   Arthur Andersen LLP

   Principal Underwriter
   Pioneer Funds Distributor, Inc.

   Legal Counsel
   Hale and Dorr LLP

   Shareowner Services and Transfer Agent
   Pioneering Services Corporation

--------------------------------------------------------------------------------
  RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

Roth IRA New in 1998, $2,000 maximum annual contributions are not tax-deductible. Earnings are tax-free for qualified withdrawals.

Plans for Small Businesses or the Self-Employed
SIMPLE (Savings Incentive Match PLan for Employees)

IRA or 401(k) Plan For firms with 100 or fewer employees. Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

Simplified Employee Pension Plan (SEP) Self-employed people and small-business owners can make tax-deductible contributions of up to 15% of their income.

Employer-Sponsored Plans

401(k) Plan Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(b) Plan Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

Profit Sharing Plan Employers contribute on a discretionary basis, usually based on profits.

Age-Weighted Profit Sharing Plan Employer makes discretionary contributions based on employees' age and salary.

Money Purchase Pension Plan (MPP) Employers contribute based on a fixed formula.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
  HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   Call us for:

   Account Information, including existing accounts,
   new accounts, propectuses, applications
   and service forms                                           1-800-225-6292

   FactFone(SM) for automated fund yields, prices,
   account information and transactions                        1-800-225-4321

   Retirement plans information                                1-800-622-0176

   Telecommunications Device for the Deaf (TDD)                1-800-225-1997

   Write to us:

   Pioneering Services Corporation
   60 State Street
   Boston, Massachusetts 02109

   Our toll-free fax                                          1-800-225-4240

   Our internet e-mail address                          ask.pioneer@piog.com
   (for general questions about Pioneer only)

   Visit our web site:                                  www.pioneerfunds.com

   This report must be preceded or accompanied by a current Fund prospectus.

[PIONEER  Pioneer Funds Distributor, Inc.        0698-5289
 Logo]    60 State Street
          Boston, Massachusetts 02109        (C) Pioneer Funds Distributor, Inc.
          www.pioneerfunds.com
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